AMENDMENT


     Amendment ("Amendment") dated as of July 1, 1996 to the Revolving Credit Agreement referred to below between Consolidated Hydro, Inc., a Delaware corporation (the "Borrower"), Den norske Bank ASA (the "Agent") and the banks named therein (the "Bank");

                              PRELIMINARY STATEMENT

     1. The Borrower, the Agent and the Banks are party to a Revolving Credit Agreement (as amended or restated from time to time, the "Credit Agreement") dated as of October 14, 1993.

     2. The Borrower has requested that the Credit Agreement be amended for the purpose of, among other things, changing the Expiry Date, reducing the Total Commitment and modifying certain financial covenants.

     3. Subject to and on the terms and conditions set forth herein, the Agent and the Banks are willing to agree to such request.


     NOW THEREFORE, the parties hereto agree as follows:

     A. Unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

     B. The Borrower, the Agent and the Banks agree that the Credit Agreement is hereby amended as follows:

          I. Section 2.1(a) shall be amended by adding the following at the end thereof

          "Notwithstanding the foregoing, no Loan shall be made on or after June 1, 1996, except for Loans made or deemed made as a result of the payment of any drawing under any Letter of Credit."

          1. The first sentence of Section 2.1(c) shall be amended to read in its entirety as follows:

          "The Total Commitment shall be reduced on the following dates to the related amounts:

                                                           Total
                                               Date                 Commitment

                                  Prior to November 20, 1996        $5,000,000
                                            January 31, 1997        $4,500,000
                                               July 31, 1997        $3,000,000
                                            January 31, 1998        $2,000,000
                                               July 31, 1998                $0

In addition to the foregoing, the Total Commitment (as set forth opposite each date above) shall be reduced by (i) $500,000, when the aggregate value of the net proceeds from Northeast Asset Sales is greater than or equal to $5,000,000 and (ii) without duplication, $1,000,000, when (x) such aggregate value is greater than or equal to $10,000,000 or (y) all or substantially all of the Northeast Assets have been disposed of. At the time of any reduction of the Total Commitment, whether pursuant to this Section 2.1(c) or otherwise, the Commitment of each Bank shall be reduced to the amount equal to such Bank's Pro Rata Share of the Total Commitment as so reduced.

          2. Section 2.7 shall be deleted.

          3. Section 3.1(c) shall be deleted in its entirety.

          4. Section 5.2 shall be amended by adding the following at the end thereof:

          "Notwithstanding the foregoing, on and after the Effective Date of the 7/1/96 Amendment, the fee described in the first sentence of this Section 5.2 shall be 2%, instead of 1.5%."

          5. Section 6.1 shall be amended to read in its entirety as follows:

          "6.1 Repayment of Loans.(a)Any Loan(s) made or deemed made as the result of the payment of any drawing under any Letter of Credit shall be payable ON DEMAND.

          (b) The Borrower agrees that, if and to the extent that, on any day, the aggregate L/C Available Amount of all Letters of Credit (other than Subsidiary Letters of Credit) exceeds the Total Commitment, as reduced pursuant to this Agreement, the Borrower will reduce such L/C Available Amount in the amount of such excess through the cancellation or reduction of Letters of Credit.

          (c) If any reduction or cancellation is required pursuant to Section 6.1(b), the Issuing Bank will, if so requested in writing by the Borrower at least 30 days prior to the date of such reduction, issue a Letter of Credit (each a "Subsidiary Letter of Credit") to the beneficiary of the Letter of Credit being reduced or cancelled and for the account of the Subsidiary (each a "Borrowing Subsidiary") for whose project or business the

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

Letter of Credit being reduced or cancelled was originally issued. Each Subsidiary Letter of Credit shall (i) be in an amount not greater than the amount of the related reduction of the L/C Available Amount of the Letter of Credit being cancelled or reduced, as the case may be, (ii) expire no later than the L/C Expiry Date, (iii) be in form and substance satisfactory to the Issuing Bank and (iv) be issued pursuant to a Reimbursement Agreement (each a "Reimbursement Agreement") substantially in the form of Exhibit B annexed hereto and on the terms and conditions set forth herein and therein. Such documents and instruments, in any event, shall provide that the obligations of the Borrowing Subsidiary shall be secured by cash collateral deposited at the New York or Cayman Islands office of the Issuing Bank in an amount equal to the face amount of the related Subsidiary Letter of Credit.

It is understood and agreed that, in connection with the issuance of any Subsidiary Letter of Credit, the related Letter of Credit previously issued may have to be amended or re-issued to reflect the reduction of the L/C Available Amount thereof. Each Borrowing Subsidiary shall be deemed to be a Restricted Subsidiary and a Significant Subsidiary for purposes of this Agreement until the related Subsidiary Letter of Credit has expired and all obligations of such Borrowing Subsidiary thereunder and under the related Reimbursement Agreement have been paid in full."

          6. Section 6.2(a) shall be deleted in its entirety, but the designation of 6.2(b) shall not be changed.

          7. Section 6.2(b) shall be amended by adding the following at the end thereof:

               "If pursuant to this Section 6.2(b) the Borrower is required to make any prepayment in respect of the Loans, then, instead of any such prepayment, the Total Commitment (as set forth opposite each date in Section 2.1(c) of this Agreement) shall be reduced by the amount otherwise required to be prepaid in accordance with, and with the effect provided by, Section 2.1(c) of this Agreement."

          9.Sections 6.2(d), 6.4, 9.4 and 11.6(a) shall be deleted in their entirety.

          10. Section 10.2(b) shall be amended to read in its entirety as follows:

               "(b) in the case of the annual Financial Statements delivered pursuant to Section 10.1, (i) a statement by the independent certified public accountants reporting on such Financial Statements that, (x) in making the audit in connection with such Financial Statements, nothing has come to their attention that caused them to believe that the Borrower was not in compliance with Sections 4.04, 4.06 and 5.01 of the Indenture and Sections 11.5 or 11.6 of the Credit Agreement (noting, however, that their audit was not directed primarily toward obtaining knowledge of such noncompliance), (y) in conducting their audit, they acquired no actual knowledge that any Event of Default or Default has occurred and is continuing under the Indenture or the


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

Credit Agreement (noting, however, with respect to such actual knowledge, they relied solely on the representations made to them by management of the Borrower in its management representation letter, but they are not aware of any reason why such reliance is not justified), or, (z) if any such noncompliance, Event of Default or Default has come to their attention, such statement shall specify the nature and period of existence thereof, provided that such independent certified public accountants shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such noncompliance, Event of Default or Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards in effect at the date of such examination, and (ii) a certificate of an Authorized Representative of the Borrower certifying which Subsidiaries are Significant Subsidiaries;"

          11.Section 11.6(b) shall be amended by changing the ratio "2.75 to 1.0" set forth therein to "2.0 to 1.0."

          12.Section 12. 2 is amended to read in its entirety as follows:

               "12.2Representations and Warranties.Any representation, warranty or statement made or deemed made by the Borrower or any Borrowing Subsidiary herein, in any other Loan Document or otherwise in connection herewith or therewith, shall be breached or be untrue in any material respect on or as of the date made or deemed made; or"

          13.Annex I shall be amended by (a) adding the following at the end of the definition of "Adjusted Consolidated Net Worth":

          "plus $77,200,000.

          (b)amending the definition of "L/C Expiry Date to read in its entirety as follows:

               "'L/C Expiry Date' shall mean July 31, 1998."

          (c)amending the definition of "Asset Sales" to exclude any Northeast Asset Sales, amending the definition of "Loan Documents" by adding at the end thereof:

               "and shall also include any Borrowing Subsidiary Loan Documents."

and amending the definition of Net Cash Proceeds to exclude any proceeds from Northeast Asset Sales.

          (d) deleting the definition of "Clean-Up Period" andadding the following new definitions in alphabetical order:

          "Borrowing Subsidiary" - Section 6.1(c)."

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

          "Borrowing Subsidiary Loan Documents" shall mean any documents or instruments executed and delivered by a Borrowing Subsidiary in connection with a Subsidiary Letter of Credit.

          "Northeast Assets" shall mean all or any part of the assets of, or the capital stock or other equity interests of, the entities listed on Schedule 1 hereto.

          "Northeast Asset Sale" shall mean any Asset Sale of the Northeast Assets.

                  "7/1/96 Amendment" shall mean the Amendment to this Agreement dated as of July 1, 1996.

          "Subsidiary Letter of Credit" - Section 6.1(c)

          C. The amendments set forth above are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any other term or condition of the Credit Agreement or any other Loan Document, (b) prejudice any right or rights which the Agent, the Issuing Bank or the Banks may now or in the future have in connection with the Credit Agreement or any other Loan Document. It is understood, however, that (i) all Events of Default and Defaults cured by the amendments set forth herein shall be deemed waived by the Agent and the Banks and (ii) the Agent and the Banks waive all Defaults and Events of Default which occurred prior to the Effective Date of this Amendment. Except as modified hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect.

          D. The Borrower represents and warrants that as of the Effective Date (as hereinafter defined), after giving effect to this Amendment, (i) all representations and warranties contained in the Credit Agreement or other Loan Documents are true and correct; and (ii) no Default exists.

          E. For purposes of the representations and warranties made pursuant to paragraph E above and for purposes of any documents and papers delivered in connection with the execution and delivery of the Credit Agreement, the effectiveness of this Amendment or thereafter, the term "Credit Agreement" shall mean the Credit Agreement as modified hereby and the term "Loan Documents" shall include the Loan Documents as modified hereby.

          F. This Amendment may be executed in counterparts, of which each shall be an original and all shall constitute a single instrument, and shall become effective on the date (the "Effective Date") when (x) the Borrower, the Agent, and each Bank shall have signed a copy hereof (whether the same or different copies) and the Agent shall have received a copy executed by all such parties and (y) unless waived by the Agent in writing, the Agent shall have received each of the following documents:

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

          (i)an amendment fee equal to $29,703, such fee shall not, in any event, be refundable,

          (ii)a copy of the Certificate set forth at the foot of this Amendment executed and delivered by the Secretary or an Assistant Secretary of the Borrower, and

          (iii)a favorable opinion from counsel for the Borrower covering the matters set forth in Exhibit A hereto.

All such documents and information shall be in form and substance satisfactory to the Bank.

          H. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without giving effect to the conflict of laws provisions thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this

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

Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.


                                 CONSOLIDATED HYDRO, INC.


                                 By _____________________________
                                 Title __________________________


                                 DEN NORSKE BANK ASA, Individually
                                                      and as Agent

                                 By _____________________________
                                 Title __________________________



                                 By ____________________________
                                 Title _________________________



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

                             SECRETARY'S CERTIFICATE

          The undersigned, the Secretary or Assistant Secretary of Consolidated Hydro, Inc., a Delaware corporation (the "Borrower"), hereby certifies that the foregoing letter of amendment ("Amendment") dated July 1, 1996 and the transactions contemplated thereby have been duly authorized and approved by all necessary corporate and shareholder action and that the officer of the Borrower who has executed and delivered such Amendment has been duly authorized to take such action and all such other action as may be necessary or desirable to effect the intent and purposes of such Amendment and the transactions contemplated thereby.

          IN WITNESS WHEREOF, the undersigned has hereunto set forth his/her hand and affixed the corporate seal of the Borrower on the ____ day of _______________, 1996.

                                       ___________________________________
                                       Name: _____________________________
                                       Title: ____________________________
[Seal]



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

                                                                    Schedule 1





                                Northeast Assets



                                                                          MW
                  UTILITY           PROJECT                          CAPACITY


                  CMP:              Upper Barker                         0.95
                                    Lower Barker                         1.50
                                    Browns Mill                          0.59
                                    Greenville                           0.57
                                    Pittsfield                           1.05
                                    Damariscotta                         0.46
                                    Eustis                               0.25
                                    Gardiner                             1.00
                                    Mechanics Falls                      1.30
                                    Norway                               0.32
                                    South Berwick                        0.53
                                    York                                 1.25
                                                                         ----

                                                                         9.77

                  PSNH:             EHC                                  1.00
                                    Kellys Falls                        0.45
                                    Rollinsford                          1.49
                                    Salmon Falls                         1.20
                                    Somerwsoth                           1.29
                                                                         ----
                                                                         5.43

                  Bangor
                    Hydro:          Milo                                 0.60
                                    Pumpkin Hill                         0.95
                                                                         1.55
                                                                         ----
                  TOTAL                                                 16.75
                                                                        =====


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